 As filed with the Securities and Exchange Commission on February 10, 2000

                                                 Registration No. 333-95051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ------------

                              AMENDMENT NO. 1

                                    TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 ------------
                       AMERICA ONLINE LATIN AMERICA, INC.
             (Exact name of registrant as specified in its charter)
        Delaware                     7370                    65-0963212
     (State or other           (Primary Standard          (I.R.S. Employer
     jurisdiction of              Industrial             Identification No.)
    incorporation or          Classification Code
      organization)                 Number)
                             6600 N. Andrews Avenue
                                   Suite 500
                           Fort Lauderdale, FL 33309
                                 (954) 772-0002
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                                 ------------
                              Charles M. Herington
                            Chief Executive Officer
                       America Online Latin America, Inc.
                             6600 N. Andrews Avenue
                                   Suite 500
                           Fort Lauderdale, FL 33309
                                 (954) 772-0002
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 ------------
                                With copies to:
      Michael L. Fantozzi, Esq.                  Marc S. Rosenberg, Esq.
       Peter S. Lawrence, Esq.                   Cravath, Swaine & Moore
     Mintz, Levin, Cohn, Ferris,                     Worldwide Plaza
       Glovsky and Popeo, P.C.                      825 Eighth Avenue
        One Financial Center                       New York, NY 10019
          Boston, MA 02111                           (212) 474-1000
           (617) 542-6000
                                 ------------
   Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.
   If any of the securities being registered on this Form are being offered or on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                 ------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.
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

                                    PART II

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits

 Exhibit
 Number                       Description of Exhibit
 -------                      ----------------------
  *1.1   Form of Underwriting Agreement.
  *3.1   Restated Certificate of Incorporation of America Online Latin
         America, Inc. to be effective upon completion of the initial public offering.
  *3.2   Restated By-laws of America Online Latin America, Inc. to be effective upon completion of the initial public offering.
  *4.1   Form of Class A Common Stock Certificate.
  *5.1   Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         with respect to the legality of securities being registered.
 *10.1   America Online Latin America, Inc. 2000 Stock Option Plan.
 +10.2   Form of Stockholders' Agreement by and among America Online
         Latin America, Inc., America Online, Inc. and Riverview Media
         Corp., dated as of    , 2000.
 *10.3   Contribution Agreement by and among America Online Latin
         America, Inc., AOL Latin America, S.L., America Online, Inc. and
         Riverview Media Corp., dated as of    , 2000.
 *10.4   Registration Rights Agreement by and among America Online Latin
         America, Inc.,
         America Online, Inc. and Riverview Media Corp., dated as of    ,
         2000.
 +10.5   Form of AOL License Agreement by and between America Online,
         Inc. and America Online Latin America, Inc., dated as of       ,
         2000.
 +10.6   Form of AOL Online Services Agreement by and between America
         Online, Inc. and America Online Latin America, Inc., dated as of
               , 2000.
 *10.7   Form of Warrant to be issued by America Online Latin America,
         Inc. to America Online, Inc., dated as of    , 2000.

 @10.8   Letter regarding employment of Charles M. Herington, dated
         February 26, 1999.
 @21.1   Subsidiaries of America Online Latin America, Inc.
 @23.1   Consent of Ernst & Young LLP.
 *23.2   Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         (see Exhibit 5.1)
 @24.1   Powers of Attorney.

--------
* To be filed by amendment.

+ Confidential treatment has been requested for portions of this exhibit. These portions have been omitted and filed separately with the Commission.

@ Previously filed.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Sao Paulo, Brazil, on February 10, 2000.

                                          America Online Latin America, Inc.

                                             /s/ Charles M. Herington
                                          By: _________________________________
                                             Charles M. Herington
                                             Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities held on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

       /s/ Charles M. Herington        Chief Executive Officer     February 10, 2000
______________________________________  (principal executive
         Charles M. Herington           officer)

                  *                    Chief Financial Officer     February 10, 2000
______________________________________  (principal financial and
            Javier Aguirre              accounting officer)

                  *                    Director                    February 10, 2000
______________________________________
           Steven I. Bandel

                  *                    Director                    February 10, 2000
______________________________________
         Gustavo A. Cisneros

                  *                    Director                    February 10, 2000
______________________________________
         Ricardo J. Cisneros

                  *                    Director                    February 10, 2000
______________________________________
          Miles R. Gilburne

                  *                    Director                    February 10, 2000
______________________________________
           J. Michael Kelly

                  *                    Director                    February 10, 2000
______________________________________
            Michael Lynton

                  *                    Director                    February 10, 2000
______________________________________
        Robert S. O'Hara, Jr.

              Signature                          Title                   Date
              ---------                          -----                   ----

                  *                    Director                    February 10, 2000
______________________________________
          Cristina Pieretti

                  *                    Director                    February 10, 2000
______________________________________
          Robert W. Pittman

                  *                    Director                    February 10, 2000
______________________________________
          Gerald Sokol, Jr.

* By executing his name hereto, Charles M. Herington is signing this document on behalf of the persons indicated above pursuant to the powers of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

     /s/ Charles M. Herington

By: ____________________________

       Charles M. Herington

        (Attorney-in-fact)

                               EXHIBIT INDEX

 Exhibit
 Number                       Description of Exhibit
 -------                      ----------------------
  *1.1   Form of Underwriting Agreement.
  *3.1   Restated Certificate of Incorporation of America Online Latin
         America, Inc. to be effective upon completion of the initial public offering.
  *3.2   Restated By-laws of America Online Latin America, Inc. to be effective upon completion of the initial public offering.
  *4.1   Form of Class A Common Stock Certificate.
  *5.1   Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         with respect to the legality of securities being registered.
 *10.1   America Online Latin America, Inc. 2000 Stock Option Plan.
 +10.2   Form of Stockholders' Agreement by and among America Online
         Latin America, Inc., America Online, Inc. and Riverview Media
         Corp., dated as of    , 2000.
 *10.3   Contribution Agreement by and among America Online Latin
         America, Inc., AOL Latin America, S.L., America Online, Inc. and
         Riverview Media Corp., dated as of    , 2000.
 *10.4   Registration Rights Agreement by and among America Online Latin
         America, Inc.,
         America Online, Inc. and Riverview Media Corp., dated as of    ,
         2000.
 +10.5   Form of AOL License Agreement by and between America Online,
         Inc. and America Online Latin America, Inc., dated as of       ,
         2000.
 +10.6   Form of AOL Online Services Agreement by and between America
         Online, Inc. and America Online Latin America, Inc., dated as of
               , 2000.
 *10.7   Form of Warrant to be issued by America Online Latin America,
         Inc. to America Online, Inc., dated as of    , 2000.

 @10.8   Letter regarding employment of Charles M. Herington, dated
         February 26, 1999.
 @21.1   Subsidiaries of America Online Latin America, Inc.
 @23.1   Consent of Ernst & Young LLP.
 *23.2   Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
         (see Exhibit 5.1)
 @24.1   Powers of Attorney.

--------

* To be filed by amendment.

+ Confidential treatment has been requested for portions of this exhibit. These portions have been omitted and filed separately with the Commission.

@Previously filed.